Exhibit 10.2

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) by and among (i) PEAK BIO, INC., a Delaware corporation (the “Company”), PEAK BIO CO., LTD., a company orgainized under the laws of the Republic of Korea (“Peak Bio Korea”), PEAK BIO CA, INC., a California corporaiton (“Peak Bio California” and collectively with the Company and Peak Bio Korea, the “Company Entities”), and (ii) Hoyoung Huh (the “Lender”) is made as of this 23rd day of January, 2024.

A. The Lender has extended a term loan facility to the Company and the Company has issued a promissory note in the original principal amount of $750,000 (the “Note”) to the Lender to evidence its obligations thereunder.

B. As a condition to the closing on the loan, the Company Entities have agreed to grant a security interest in the Collateral (defined below).

NOW, THEREFORE, in consideration of the covenants and mutual considerations provided in this Agreement, and intending to be legally bound, the parties hereto agree as follows:

1. Security.

(a) Grant of Security Interest. As security for the payment and performance of all of the Company’s indebtedness and obligations arising under the Note and any renewals, modifications, and extensions thereof (collectively, the “Obligations”), each of the Company Entities hereby assigns and grants to the Lender a continuing lien on and security interest in the following collateral (the “Collateral”):

(a) all of the Company Entities’ assets, including, without limitation, all fixtures and personal property of every kind and nature including all accounts, goods, documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, general intangibles (including all payment intangibles), money, deposit accounts, and any other contract rights, licenses or rights to the payment of money; and

(b) all Trademarks, Copyrights, Patents (including licenses and contracts related thereto), Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the foregoing. As used in this Agreement, (i) “Proceeds” means “proceeds” as such term is defined in Section 9-102 of the Uniform Commercial Code (“UCC”) as in effect in the State New York, or as in effect in any other jurisdiction to the extent the perfection, or the effect of perfection or non-perfection, of Lender’s security interests in any Collateral or the availability of any remedy hereunder is governed by the UCC or any other applicable law as in effect on or after the date hereof in such other jurisdiction and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto; (ii) “Trademarks” means trademarks, service marks, corporate names, trade names, brand names, product names, logos, slogans, trade dress and other indicia of source or origin, any applications and registrations for any of the foregoing and all renewals and extensions thereof, and all goodwill associated therewith and symbolized thereby; (iii) “Copyrights” means works of authorship (whether or not copyrightable, including all software, whether in source code or object code format) and all copyrights (whether or not registered), including all registrations thereof and applications therefor, and all renewals, extensions, restorations and reversions of the foregoing; and (iv) “Patents” means patents, registrations, invention disclosures, and patent applications, including divisionals, provisionals, continuations, continuations-in-part, renewals, supplementary protection certificates, extensions, reissues and reexaminations thereof, and all patents that may issue on such applications.

The Company shall execute and deliver to the Lender any agreements, documents and instruments upon request to evidence, perfect or protect his lien and security interest in the Collateral hereunder and shall deliver to the Lender all items of which he must receive possession to obtain a perfected security interest. The Company hereby authorizes the Lender to file all financing statements and amendments to financing statements describing the Collateral in any filing office. A reproduction or copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement.

(b) Rights and Remedies on Default. In addition to all other rights and remedies granted to the Lender under this Agreement, the Lender may, upon the occurrence of a default by the Company under any Note (a “Default”), exercise any other rights granted to him under the New York UCC and any other applicable law. The Company hereby agrees that a notice received by it at least ten (10) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. The Company covenants and agrees not to interfere with or impose any obstacle to the Lender’s exercise of his rights and remedies with respect to the Collateral, after the occurrence of a default hereunder or under any Note. The Lender shall have the right to proceed against all or any portion of the Collateral in any order and may apply such Collateral to the liabilities and obligations of the Company to the Lender in any order. All rights and remedies granted to the Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and the Lender may proceed with any number of remedies at the same time until all Obligations of the Company to the Lender are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and the Lender, upon the occurrence of a Default, may proceed against the Company, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

(c) Power of Attorney. Upon a Default, the Lender is hereby irrevocably made, constituted and appointed the true and lawful attorney for the Company (without requiring him to act as such) with full power of substitution to execute in the name of the Company, schedules, assignments, instruments, documents and statements that the Company is obligated to give the Lender hereunder or is necessary to perfect (or continue to evidence the perfection of such security interest and lien) and do such other and further acts and deeds in the name of the Company that the Lender may reasonably deem necessary or desirable to enforce the Lender’s rights hereunder or perfect the Lender’s security interests and liens in the Collateral.

(d) Release of the Company. The security granted under this Section 1 shall terminate and be released when the Obligations have been indefeasibly paid in full in cash or otherwise performed in full. Upon such release of the Obligations hereunder, the Lender will promptly return any Collateral to the Company and shall promptly execute and deliver all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to the Company, and to evidence or document the release of the Lender’s interests arising under this Section 1 as reasonably requested by the Company.

2. Representations and Warranties. The Company hereby represents and warrants as follows: (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to perform the transactions contemplated hereby; and (b) this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and equitable principles of general application (whether applied in a proceeding at law or equity).

3. Miscellaneous.

(a) The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto. The parties agree that no other person is intended to be a beneficiary of this Agreement.

(b) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

(c) This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. This Agreement may be amended, superseded, canceled, renewed or extended only by a written instrument signed by all of the parties.

(d) The parties hereto agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may reasonably necessary or convenient to carry out the transactions contemplated hereby.

(e) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflict of laws.

(f) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. Facsimile execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.

(g) In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the parties shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

(h) No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by any other party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, or otherwise afforded to any party, shall be cumulative and not alternative.

(i) The Company agrees to pay on demand all reasonable costs and expenses incurred by or on behalf of the Lender (including, without limitation attorneys’ fees and expenses) in enforcing the obligations of the Company under this Agreement.

(j) Each of the parties agrees to keep secret and confidential and shall not disclose any terms or conditions of this Agreement to anyone except to its own advisors and representatives who are actually engaged in the transactions prescribed by the Agreement and except as needed to obtain any consents and waivers required hereby. The existence of this Agreement is considered confidential information.

(k) Time is of the essence in the performance of obligations of the parties hereunder.

[Signature page follows this page]

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on the day first written above.

Company:

PEAK BIO, INC.

By:
Name:	Stephen LaMond
Title:	Interim CEO

PEAK BIO CO., LTD.

By:
Name:	Hoyoung Huh
Title:	CEO

PEAK BIO CA, INC.

By:
Name:	Hoyoung Huh
Title:	CEO

Lender:

Hoyoung Huh